Investment of the Plan and the Public Service Enterprise Group Incorporated Employee Savings Plan (Savings Plan) in the Master Trust - Schedule of Changes in Net Assets of Master Trust (Details) - EBP 004
12 Months Ended
Dec. 31, 2025 USD ($)
Changes in Net Assets:
Total Net Investment Income	$ 304,917,000
Net Assets:
Beginning of Year	2,298,825,959
End of Year	2,502,189,926
Master Trust at Fair Value
Changes in Net Assets:
Net Appreciation of Investments	576,120,000
Interest from Investment Contracts	14,960,000
Total Investment Income, Net	600,127,000
Administrative Expenses	(4,602,000)
Net Transfers	(218,480,000)
Total Net Investment Income	377,045,000
Net Assets:
Beginning of Year	4,441,339,000
End of Year	4,818,384,000
Common Stock of Public Service Enterprise Group Incorporated | Master Trust at Fair Value
Changes in Net Assets:
Dividends	$ 9,047,000